Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated October 28, 2014,
to the current Prospectuses for

PruLife® Custom Premier II Variable Universal Life Contracts
MPremierSM VUL Contracts

The Funds

On or about January 5, 2015, the AST PIMCO Total Return Bond Portfolio’s subadviser will change.   Pacific Investment Management Company LLC (PIMCO) will be replaced by BlackRock Financial Management, Inc., BlackRock International Limited, BlackRock (Singapore) Limited, and Loomis, Sayles & Company, L.P.  At that time the portfolio’s name will change to AST BlackRock/Loomis Sayles Bond Portfolio and all references to AST PIMCO Total Return Bond Portfolio are deleted and replaced with AST BlackRock/Loomis Sayles Bond Portfolio.

SUBADVSUP101